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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT
                       Filed Pursuant to Section 13 OR 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):    February 11, 1997




                         METROMEDIA INTERNATIONAL GROUP, INC.
                         ------------------------------------
                (Exact name of registrant as specified in its charter)


    DELAWARE                      1-5706              58-0971455
    --------                      ------              ----------
(State or other jurisdiction  (Commission              (IRS Employer
of incorporation)              File Number)       Identification Number)




                                One Meadowlands Plaza
                          EAST RUTHERFORD, NEW JERSEY 07073
                          ---------------------------------
                       (Address of principal executive offices)






          Registrant's telephone number, including area code: (201) 531-8000

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Item 5.  Other Events

    On February 11, 1997, Snapper, Inc., a wholly owned subsidiary of the Company, issued a press release, a copy of which is attached as Exhibit 99.1, in which it announced that Jerry J. Schweiner resigned as President and Chief Executive Officer of Snapper. Robin Chamberlain was appointed President and Chief Executive Officer or Snapper. In addition, the Company announced that it reversed its previously announced intention to dispose of Snapper.

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Item 7.  Financial Statements, Pro Forma
         FINANCIAL INFORMATION AND EXHIBITS

    (c)  The following is an exhibit to this Report and is filed herewith:

         Exhibit 99.1        Press Release dated February 11, 1997 of
                             Snapper, Inc.

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                                      SIGNATURES
                                      ----------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        METROMEDIA INTERNATIONAL GROUP, INC.
                        (Registrant)



                        By:  /s/ ARNOLD L. WADLER
                             ------------------------
                             Executive Vice President

Dated: February 12, 1997